UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2024

STRATTEC SECURITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-25150	39-1804239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 West Good Hope Road, Milwaukee, Wisconsin 53209

(Address of Principal Executive Offices, and Zip Code)

(414) 247-3333

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2024, the Board of Directors of STRATTEC SECURITY CORPORATION (the “Corporation”) adopted certain amendments to the Company’s By-Laws, as last amended as of October 4, 2005 (the “By-Laws”). The Corporation amended Section 2.01 of Article II of the By-Laws to revise the periods during which advance notice of certain shareholder proposals and certain shareholder nominations of directors must be provided in connection with annual and certain special meetings of shareholders. The Corporation also added provisions to Section 2.01 to provide for proxy access for certain shareholder nominations of directors. The remaining provisions of Article II were not revised. The amendments to the By-Laws are filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As amended, Section 2.01 of Article II of the By-Laws now provides as follows:

ARTICLE II. SHAREHOLDERS

2.01. Annual Meeting

(a) General. The annual meeting of the shareholders shall be held at such time and date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. The annual meeting of shareholders may be held within or outside of the State of Wisconsin, or may be held solely by means of remote communication as authorized under Wisconsin Business Corporation Law, as determined by the Board of Directors in its sole discretion. If the day fixed for the annual meeting is a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day. If the election of directors is not held on the day designated herein, or fixed as herein provided, for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as may be convenient.

(b) Advance Notice of Shareholder Proposals.

(i) Only proposals properly brought before the meeting in accordance with the following procedures shall be considered or acted upon at any annual meeting of the shareholders of the corporation. A proposal for consideration by the shareholders of the corporation at an annual meeting may be made only by the Board of Directors (or a committee of the Board of Directors delegated such authority), or by a shareholder of the corporation in compliance with the procedures and requirements set forth in this Section 2.01(b). In addition, a proposal for consideration by the shareholders of the corporation will be considered or acted upon at an annual meeting only if the proposal is otherwise proper for consideration under applicable law, the Amended and Restated Articles of Incorporation of the corporation, as amended, and these By-Laws, as amended. The procedures and requirements with respect to a proposal to nominate a candidate for election as a director of the corporation shall be governed by the provisions of Section 2.01(c) and not this Section 2.01(b). The provisions of this Section 2.01(b) shall apply to all proposals for consideration by the shareholders of the corporation that are not made by or through the Board of Directors (or an authorized committee thereof) regardless of whether the person submitting such proposal is seeking to have the proposal included in the corporation's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or whether such person intends to prepare and mail to the shareholders of the corporation its own proxy statement soliciting approval of such proposal; provided, however, that nothing contained in this Section 2.01(b) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or any successor provision of law.

(ii) A shareholder may submit a proposal for consideration by the shareholders of the corporation at an annual meeting only if written notice of such intention is received by the Secretary of the corporation, either by personal delivery or by United States mail, postage prepaid, and received at the corporation’s principal executive offices not less than 90 nor more than 120 days prior to the one year anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. In no event shall any adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described hereinabove. For purposes of this Section 2.01(b), public disclosure notice of the date of a meeting shall be deemed to be first given to the shareholders when disclosure of such date is first made in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii) The notice to be provided by a shareholder pursuant to this Section 2.01(b) must contain the following undertakings and information regarding such shareholder and the proposal. The shareholder submitting such notice is referred to as the "Proponent".

(A) the name and address of the Proponent;

(B) a representation that the Proponent is a holder of record or beneficial owner of shares of the corporation entitled to vote at the meeting and intends to appear in person at the meeting to propose such matter;

(C) a description of any agreement, arrangement or understanding with respect to such proposal between or among the Proponent and any of its affiliates or associates, and any other persons acting in concert with any of the foregoing (including the names of all such persons);

(D) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, the Proponent of any of its affiliates or associates as of the date of the Proponent's notice delivered in accordance with this Section 2.01(b), the effect or intent of which is to mitigate loss to, manage the risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any of its affiliates or associates with respect to shares of the corporation (including the names of all persons involved in any such agreement, arrangement or understanding);

(E) as of the date of the Proponent's notice delivered in accordance with this Section 2.01(b), the class and number of shares of the corporation that are owned both beneficially and of record (segregated by beneficial ownership, record ownership and owner) by the Proponent or by any person identified pursuant to or that is related to the matters described in clauses (C) and (D) above (including the name of the record holder of any such shares beneficially owned);

(F) a representation that, not later than ten (10) days following the later of the record date or the date notice of the record date is first publicly disclosed by the corporation, the Proponent will provide the corporation with written notice of any change as of the record date for the meeting with respect to the information disclosed in response to clauses (C), (D) and (E) above;

(G) a representation as to whether the Proponent intends to deliver a proxy statement and/or form of proxy to holders of the corporation's outstanding shares and/or otherwise to solicit proxies from shareholders of the corporation in support of the proposal;

(H) such other information concerning the Proponent and each person identified pursuant to or that is related to the matters described in clauses (C) and (D) above as would be required to be disclosed in a proxy statement soliciting proxies for the approval of such proposal, or that is otherwise required to be disclosed, under the rules of the Securities and Exchange Commission;

(I) the text of the proposal desired to be brought before the meeting, including any resolution intended to be voted upon by the shareholders at the meeting;

(J) in the event the proposal relates to an amendment to the corporation's Articles of Incorporation or these By-Laws, the text of such amendment;

(K) a brief description of the proposal and the reasons for presenting the proposal at the meeting; and

(L) any material interest of the Proponent in the proposal, including any anticipated benefit to the Proponent, any of its affiliates or associates or any person identified pursuant to or that is related to the matters described in clauses (C) and (D) above.

(c) Advance Notice of Director Nominations.

(i) Subject to the rights of the holders of any class or series of preferred stock of the corporation, only persons who are nominated in accordance with the following procedures or the procedures set forth in Section 2.01(d) of this Article II shall be eligible for election as directors of the corporation. Nominations for the election of directors may be made only by the Board of Directors (or a committee of the Board of Directors delegated such authority) or a shareholder of the corporation that complies with the procedures and requirements set forth in this Section 2.01(c) or in Section 2.01(d). The procedures and requirements with respect to a proposal other than to nominate a candidate for election as a director of the corporation shall be governed by the provisions of Section 2.01(b) and not this Section 2.01(c) or Section 2.01(d). The provisions of this Section 2.01(c) shall apply to all nominations of a candidate for election as a director of the corporation that are not made by or through the Board of Directors (or an authorized committee thereof) or in accordance with the provisions of Section 2.01(d), regardless of whether the person submitting such nomination intends to prepare and mail to the shareholders of the corporation its own proxy statement soliciting support for such nominee. The chair of the meeting shall refuse to acknowledge the nomination of any person or the consideration of any business not made in compliance with the foregoing procedures.

(ii)
A shareholder may nominate a candidate for election as a director of the corporation only if written notice of such intention is received by the Secretary of the corporation, either by personal delivery or by United States mail, postage prepaid, and received at the corporation's principal executive offices (i) in the case of an annual meeting, not less than 90 nor more than 120 days prior to the one year anniversary date of the immediately preceding annual meeting of Shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the Shareholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs; and (ii) in the case of a special meeting of Shareholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. In no event shall any adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described hereinabove. For purposes of this Section 2.01(c), public disclosure of the date of a meeting shall be deemed to be first given to the shareholders when disclosure of such date is first made in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii) The notice to be provided by a shareholder pursuant to this Section 2.01(c) must contain the following undertakings and information regarding such Shareholder and each such proposed nominee. The shareholder submitting such notice is referred to as the "Proponent".

(A)
the name and address of the Proponent;
(B)
a representation that the Proponent is a holder of record or beneficial owner of shares of the corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the candidate specified in such notice;
(C)
a description of any agreement, arrangement or understanding with respect to such nomination between or among the Proponent and any of its affiliates or associates, and any other persons acting in concert with any of the foregoing (including the names of all such persons);
(D)
a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, the Proponent of any of its affiliates or associates as of the date of the Proponent's notice delivered in accordance with this Section 2.01(c), the effect or intent of which is to mitigate loss to, manage the risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any of its affiliates or associates with respect to shares of the corporation (including the names of all persons involved in any such agreement, arrangement or understanding);
(E)
as of the date of the Proponent's notice delivered in accordance with this Section 2.01(c), the class and number of shares of the corporation that are owned both beneficially and of record (segregated by beneficial ownership, record ownership and owner) by the Proponent or by any person identified pursuant to or that is related to the matters described in clauses (C) and (D) above (including the name of the record holder of any such shares beneficially owned);
(F)
a representation that, not later than ten (10) days following the later of the record date or the date notice of the record date is first publicly disclosed by the corporation, the Proponent will provide the corporation with written notice of any change as of the record date for the meeting with respect to the information disclosed in response to clauses (C), (D) and (E) above;
(G)
a representation as to whether the Proponent intends to deliver a proxy statement and/or form of proxy to holders of the corporation's outstanding shares and/or otherwise to solicit proxies from shareholders of the corporation in support of such nomination;
(H)
such other information concerning the Proponent and each person identified pursuant to or that is related to the matters described in clauses (C) and (D) above as would be required to be disclosed in a proxy statement soliciting proxies for the election of the proposed nominee as a director in an election contest (even if an election contest is not anticipated), or that is otherwise required to be disclosed, under the rules of the Securities and Exchange Commission;
(I)
the name, age, business address and residence address of each nominee;
(J)
the principal occupation or employment of each nominee;
(K)
the information required by clauses (C), (D) and (E) above with respect to each nominee;
(L)
the executed written consent of each nominee consenting to being nominated as a candidate for election as a director of the corporation, consenting to being named in the corporation's proxy statement as a nominee (if determined by the corporation to be so qualified), and consenting to serve as a director of the corporation if elected;
(M)
a completed and signed director questionnaire from each nominee, in the form available by written request to the corporation's Secretary;
(N)
such other information concerning each nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of the nominee as a director in an election contest (even if an election contest is not anticipated), or that is otherwise required to be disclosed, under the rules of the United States Securities and Exchange Commission; and
(O)
a representation from each nominee agreeing to furnish to the corporation such other information as it may reasonably require to determine the eligibility of the nominee to serve as an independent director of the corporation or that could be material to a reasonable shareholder's understanding of the independence, or lack thereof, of the nominee.

(d) Proxy Access.

(i) Information Included in Proxy Materials. Subject to the provisions of this Section 2.01(d), whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of shareholders, the corporation shall include in its proxy statement for such meeting, in addition to any persons nominated for election by the Board of Directors or any committee thereof, the name of, together with the Required Information (as defined below) for, any person nominated for election (a “Shareholder Nominee”) to the Board of Directors by a shareholder or by a group of not more than 20 shareholders that (i) satisfies the requirements of this Section 2.01(d) (such individual shareholder or shareholder group, including each member thereof, to the extent the context requires, an “Eligible Shareholder”) and (ii) expressly requests in the notice required by this Section 2.01(d) (the “Notice of Proxy Access Nomination”) to have the Shareholder Nominee included in the corporation’s proxy materials pursuant to this Section 2.01(d). The corporation shall also include the name of any such Shareholder Nominee on the form of proxy for such Annual Meeting, subject to the provisions of this Section 2.01(d). For purposes of this Section 2.01(d), the “Required Information” that the corporation shall include in its proxy statement is the information provided by the Eligible Shareholder to the secretary of the corporation concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in the corporation’s proxy statement by the regulations promulgated under the Exchange Act, and if the Eligible Shareholder so elects, a written statement, not to exceed 500 words, in support of the Shareholder Nominee’s candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 2.01(d), the corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation. Notwithstanding anything to the contrary in this Section 2.01(d), the corporation shall not be required pursuant to this Section 2.01(d) to include any information regarding a Shareholder Nominee in its proxy materials for any meeting of Shareholders for which any person is engaging in a solicitation within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a Director at such meeting other than Shareholder Nominees or nominees of the Board of Directors.

(ii) Shareholder Nominee Notice Period. The corporation shall be required to include information regarding a Shareholder Nominee in its proxy materials with respect to an annual meeting of shareholders only if the Notice of Proxy Access Nomination relating to the Shareholder Nominee is delivered to, or mailed to and received by, the secretary of the corporation not less than 90 nor more than 120 days (the “Final Proxy Access Nomination Date”) before the anniversary of the date of the previous year’s annual meeting of shareholders; provided, however, that if the corporation did not hold an annual meeting during the previous year, or if the date of the annual meeting has changed by more than 30 calendar days from the previous year’s date, or if the registrant is holding a special meeting or conducting an election of directors by written consent in lieu of an annual meeting, then the Eligible Shareholder must deliver the Notice of Proxy Access

Nomination to the corporation a reasonable time before the corporation issues its proxy materials, as specified by the corporation in a Current Report on Form 8-K filed pursuant to Item 5.08.

(iii) Maximum Number of Shareholder Nominees. The maximum number of Shareholder Nominees nominated by all Eligible Shareholders that the corporation shall be required to include in its proxy materials with respect to an annual meeting of shareholders shall not exceed the greater of (i) two, or (ii) 20% of the total number of members of the corporation’s Board of Directors as of the Final Proxy Access Nomination Date rounded to the closest whole number below 20% (the “Nominee Limit”); provided, however, that if one or more vacancies occur on the corporation’s Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors reduces the size of the board in connection therewith, the Nominee Limit shall be calculated based on the reduced number of directors. Any individual nominated by an Eligible Shareholder for inclusion in the corporation’s proxy materials pursuant to this Section 2.01(d) who is either subsequently withdrawn or nominated by the Board of Directors as a Board of Directors nominee for election as a director shall be counted as a Shareholder Nominee for purposes of calculating the Nominee Limit. Any Eligible Shareholder that submits more than one Shareholder Nominee for inclusion in the corporation’s proxy materials shall rank such Shareholder Nominees based on the order that the Eligible Shareholder desires such Shareholder Nominees to be selected for inclusion in the corporation’s proxy materials in the event that the total number of Shareholder Nominees submitted by Eligible Shareholders exceeds the Nominee Limit. If the number of Shareholder Nominees submitted by Eligible Shareholders exceeds the Nominee Limit, the highest ranked Shareholder Nominee who meets the requirements of this Section 2.01(d) of each Eligible Shareholder will be included in the corporation’s proxy materials proceeding in order of the amount (largest to smallest) of common shares of the corporation each Eligible Shareholder owns for purposes of this Section 2.01(d) until the Nominee Limit is reached. If the Nominee Limit is not reached after the highest ranking Shareholder Nominee who meets the requirements of this Section 2.01(d) from each Eligible Shareholder has been selected for inclusion in the corporation’s proxy materials, this process shall be repeated until the Nominee Limit is reached.

(iv) Removal of Shareholder Nominees from Proxy Materials. If a Shareholder Nominee dies, becomes disabled or is otherwise disqualified from being nominated for election or serving as a director prior to the annual meeting, the corporation may, to the extent feasible, remove the name of the Shareholder Nominee and the Statement from its proxy statement, remove the name of the Shareholder Nominee from its form of proxy and/or otherwise communicate to its Shareholders that the Shareholder Nominee will not be eligible for nomination at the annual meeting.

(v) Determination of Ownership of Shares of Common Stock. For purposes of this Section 2.01(d), an Eligible Shareholder shall be deemed to “own” only those outstanding shares of corporation common stock as to which the shareholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (A) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, (B) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell or (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding common shares of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such shareholder or affiliate. A shareholder shall “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares; provided, however, that a shareholder shall not be deemed to relinquish voting rights pertaining to shares as to which such shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by such shareholder. For purposes of this Section 2.01(d), the terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding common shares of the corporation are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof. For purposes of this Section 2.01(d), the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations under the Exchange Act.

(vi) Common Share Ownership Requirements. To make a nomination pursuant to this Section 2.01(d), an Eligible Shareholder (i) must own (as defined in Section 2.01(d)(v)) at least three percent (the “Required Ownership Percentage”) of the outstanding shares of common stock of the corporation (the “Required Shares”) continuously for at least three years (the “Minimum Holding Period”) as of both the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the secretary of the corporation and the record date for determining the Shareholders entitled to vote at the annual meeting and (ii) must continue to own the Required Shares through the date of the annual meeting.

(vii) Information Required in Notice of Proxy Access Nomination. An Eligible Shareholder (including each member of any group of Shareholders that together is an Eligible Shareholder hereunder) must provide the following information in writing to the secretary of the corporation within the time period specified in Section 2.01(d)(ii) for delivering the Notice of Proxy Access Nomination:

(A) one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the secretary of the corporation, the Eligible Shareholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares;

(B) the Eligible Shareholder’s agreement to provide, within five business days after the record date for the annual meeting, written statements from such record holder and intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date;

(C) a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(D) (1) the name, age, principal occupation or employment and business address and residence address of each Shareholder Nominee submitted by the Eligible Shareholder, (2) the class and number of shares of capital stock of the corporation owned by each such Shareholder Nominee, including shares beneficially owned and shares held of record, and (3) any other information relating to each such Shareholder Nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

(E) a written representation and agreement executed by each Shareholder Nominee submitted by the Eligible Shareholder acknowledging that the Shareholder Nominee (1) understands his or her duties as a director under the Wisconsin Business Corporation Law and agrees to act in accordance with those duties while serving as a director, (2) is not and shall not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Shareholder Nominee, if elected as a director of the corporation, will act or vote as a director on any issue or question, (3) is not and shall not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such Shareholder Nominee’s candidacy for director of the corporation or service or action as a director of the corporation, (4) if elected as a director of the corporation, shall comply with all applicable laws and stock exchange listing standards and the corporation’s policies and guidelines applicable to directors and (5) shall provide facts, statements and other information in all communications with the corporation and its shareholders that are or shall be true and correct in all material respects and do not and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(F) the written consent of each Shareholder Nominee to (1) be named in the proxy materials as a nominee, (2) serve as a director if elected and (3) the public disclosure of the information provided pursuant to Section 2.01(d)(vii)(D);

(G) with respect to the Eligible Shareholder (including each member of any group of Shareholders that together is an Eligible Shareholder hereunder) providing the Notice of Proxy Access Nomination:

(1) the name and address of the Eligible Shareholder;

(2) the class and number of shares of capital stock of the corporation owned (as defined in Section 2.01(d)(e)) by the Eligible Shareholder or its affiliates as of the date of the Notice of Proxy Access Nomination, and the Eligible Shareholder’s agreement that it shall notify the corporation in writing within five business days after the record date for the annual meeting of the class and number of shares of capital stock of the corporation owned by the Eligible Shareholder as of the record date for the annual meeting;

(3) the name of each nominee holder of shares of capital stock of the corporation owned beneficially but not of record by the Eligible Shareholder or its affiliates and the number of such shares of capital stock of the corporation held by such nominee holder, and the Eligible Shareholder’s agreement that it shall notify the corporation in writing within five business days after the record date for the annual meeting of the class and number of shares of capital stock of the corporation owned beneficially but not of record by the Eligible Shareholder and the number of such shares of capital stock of the corporation held by such nominee holder as of the record date for the annual meeting;

(4) a representation that the Eligible Shareholder intends to be present in person or by proxy at the annual meeting to present its nomination of the Shareholder Nominee;

(5) a description of any agreement, arrangement or understanding (whether or not in writing) with respect to the nomination between such Eligible Shareholder and any other person, including, without limitation, any agreements that would be required to be described or reported pursuant to Item 5 or Item 6 of Schedule 13D under the Exchange Act (regardless of whether the requirement to file a Schedule 13D is applicable to the Eligible Shareholder), and the Eligible Shareholder’s agreement that it shall notify the corporation in writing within five business days after the record date for the annual meeting of any such agreement, arrangement or understanding in effect as of the record date for the annual meeting;

(6) a description of any derivative instrument, swap, option, warrant, short interest, hedge or profit interest that has been entered into by or on behalf of such Eligible Shareholder with respect to any shares of capital stock of the corporation (including the notional number of shares that are the subject thereof) and a description of any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of capital stock) that has been made by or on behalf of such Eligible Shareholder, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of stock price changes for, such Eligible

Shareholder or to increase or decrease the voting power or pecuniary or economic interest of such Eligible Shareholder with respect to capital stock of the corporation (including the notional number of shares that are the subject of such transaction, agreement, arrangement or understanding), and the Eligible Shareholder’s agreement that it shall notify the corporation in writing within five business days after the record date for the annual meeting of any such transaction, agreement, arrangement or understanding in effect as of the record date for the annual meeting;

(7) any other information relating to the Eligible Shareholder that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and

(8) the written consent of such Eligible Shareholder to the public disclosure of the information provided pursuant to this Section 2.01(d)(g)(vii).

(H) a written representation that the Eligible Shareholder (including each member of any group of shareholders that together is an Eligible Shareholder hereunder) (1) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the corporation, and does not presently have such intent, (2) presently intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting, (3) has not nominated and shall not nominate for election to the Board of Directors any person other than the Shareholder Nominee(s) being nominated by such Eligible Shareholder pursuant to this Section 2.01(d), (4) has not engaged and shall not engage in, and has not and shall not be a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a Director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors, (5) shall not distribute to any shareholder any form of proxy for the annual meeting other than the form distributed by the corporation, (6) agrees to comply with all applicable laws and regulations applicable to any solicitation in connection with the annual meeting, and (7) shall provide facts, statements and other information in all communications with the corporation and its Shareholders that are or shall be true and correct in all material respects and do not and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(I) an undertaking that the Eligible Shareholder (including each member of any group of Shareholders that together is an Eligible Shareholder hereunder) agrees to (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the Shareholders of the corporation or out of the information that the Eligible Shareholder provided to the corporation, and (2) indemnify and hold harmless the corporation, and each of its directors, officers and employees individually, against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Shareholder pursuant to this Section 2.01(d).

(viii) Additional Required Information. At the request of the corporation, each Shareholder Nominee must submit to the secretary of the corporation all completed and signed questionnaires required of directors and officers of the corporation. The corporation may request such additional information as necessary to permit the Board of Directors to determine if each Shareholder Nominee is independent under the listing standards of each principal U.S. exchange upon which the common shares are listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the corporation’s directors.

(ix) Irrevocable Resignation. Each Shareholder Nominee must provide to the secretary of the corporation, within the time period specified in Section 2.01(d)(ii) for delivering the Notice of Proxy Access Nomination, an irrevocable resignation from the Board of Directors that shall become effective upon a determination by the Board of Directors or any committee thereof that (A) the information provided to the corporation by the Shareholder Nominee individual pursuant to Section 2.01(d)(vii)(E) was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or (B) the Shareholder Nominee, or the Eligible Shareholder that nominated the Shareholder Nominee, breached any obligations owed to the corporation under these By-Laws.

(x) Notification and Correction of Defects in Information Provided. In the event that any information or communications provided by the Eligible Shareholder or the Shareholder Nominee to the corporation or its shareholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Shareholder or Shareholder Nominee, as the case may be, shall promptly notify the secretary of the corporation of any defect in such previously provided information and of the information that is required to correct any such defect.

(xi) Exclusion of Shareholder Nominees. The corporation shall not be required to include, pursuant to this Section 2.01(d), a Shareholder Nominee in its proxy materials for any meeting of shareholders:

(A) if the Eligible Shareholder (or any member of any group of Shareholders that together is such Eligible Shareholder) who has nominated such Shareholder Nominee has engaged or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee(s) or a nominee of the Board of Directors;

(B) if the Shareholder Nominee is or becomes a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such Shareholder Nominee’s candidacy for director of the corporation or service or action as a Director of the corporation;

(C) who is not independent under the listing standards of the principal U.S. exchange upon which the common shares of the corporation are listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the corporation’s directors, in each case as determined by the Board of Directors;

(D) whose election as a member of the Board of Directors would cause the corporation to be in violation of these Regulations, the corporation’s articles of incorporation, as amended, the rules and listing standards of the principal U.S. exchange upon which the common shares of the corporation are listed, or any applicable state or federal law, rule or regulation;

(E) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(F) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past 10 years;

(G) if such Shareholder Nominee or the applicable Eligible Shareholder (or any member of any group of Shareholders that together is such Eligible Shareholder) provides information to the corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading, as determined by the Board of Directors or any committee thereof; or

(H) the Eligible Shareholder (or any member of any group of Shareholders that together is such Eligible Shareholder) or applicable Shareholder Nominee fails to comply with its obligations pursuant to this Section 2.01(d).

(xii) Invalid and Disregarded Nominations. Notwithstanding anything to the contrary set forth herein, the Board of Directors or the chair of the annual meeting of shareholders shall declare a nomination by an Eligible Shareholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the corporation, if (A) the Shareholder Nominee(s) and/or the applicable Eligible Shareholder (or any member of any group of Shareholders that together is such Eligible Shareholder) breaches its or their obligations under this Section 2.01(d), as determined by the Board of Directors or the chair of the annual meeting, or (B) the Eligible Shareholder (or a qualified representative thereof) does not appear at the meeting of shareholders to present any nomination pursuant to this Section 2.01(d).

(xiii) Ineligible Shareholder Nominees. Any Shareholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting of shareholders but either (A) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (B) does not receive at least 25% of the votes cast in favor of such Shareholder Nominee’s election, shall be ineligible to be a Shareholder Nominee pursuant to this Section 2.01(d) for the following two annual meetings of shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	By-Laws Amendment (effective August 21, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

By: /s/ Dennis P. Bowe

Dennis P. Bowe, Vice President and

Chief Financial Officer

Date: August 21, 2024